FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2019
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

In certain situations, the Company may enter into financial instruments to reduce the risk associated with fluctuations in interest rates and exchange rates. The Company has a portfolio of swaps which swap floating rate interest to fixed rate, and which also fix the Norwegian kroner to US dollar exchange rate applicable to the interest payable and principal repayment on the NOK bonds. From a financial perspective these swaps hedge interest rate and exchange rate exposure. The counterparties to such contracts are DNB Bank ASA, Nordea Bank Finland Plc., ABN AMRO Bank N.V., NIBC Bank N.V., Skandinaviska Enskilda Banken AB (publ), ING Bank N.V., Danske Bank A/S, Swedbank AB (publ), Credit Agricole Corporate & Investment Bank S.A. and Commonwealth Bank of Australia. Credit risk exists to the extent that the counterparties are unable to perform under the contracts, but this risk is considered not to be substantial as the counterparties are all banks which have provided the Company with loans.
The following table presents the fair values of the Company’s derivative instruments that were designated as cash flow hedges and qualified as part of a hedging relationship, and those that were not designated:

(in thousands of $)	June 30, 2019	December 31, 2018
Non-designated derivative instruments - short-term assets:
Cross currency interest rate swaps	—	5,279
Total derivative instruments - short-term assets	—	5,279

Designated derivative instruments - long-term assets:
Interest rate swaps	2,597	5,459
Non-designated derivative instruments - long-term assets:
Interest rate swaps	—	5,174
Total derivative instruments - long-term assets	2,597	10,633

(in thousands of $)	June 30, 2019	December 31, 2018
Designated derivative instruments - short-term liabilities:
Cross currency interest rate swaps	4,390	33,004
Non-designated derivative instruments - short-term liabilities:
Cross currency interest rate swaps	—	12,043
Total derivative instruments - short-term liabilities	4,390	45,047

Designated derivative instruments - long-term liabilities:
Interest rate swaps	5,859	1,811
Cross currency interest rate swaps	8,953	4,709
Cross currency swaps	—	9,607
Non-designated derivative instruments - long-term liabilities:
Interest rate swaps	1,901	86
Total derivative instruments - long-term liabilities	16,713	16,213

Interest rate risk management
The Company manages its debt portfolio with interest rate swap agreements denominated in U.S. dollars and Norwegian kroner to achieve an overall desired position of fixed and floating interest rates. At June 30, 2019, the Company and its consolidated subsidiaries had entered into interest rate swap transactions, involving the payment of fixed and floating rates in exchange for LIBOR or NIBOR.

The total notional principal amount subject to swap agreements as at June 30, 2019, was $0.9 billion (December 31, 2018: $0.9 billion).
Foreign currency risk management
The Company is party to currency swap transactions, involving the payment of U.S. dollars in exchange for Norwegian kroner, which are designated as hedges against the NOK500 million, NOK600 million and NOK700 million senior unsecured bonds due 2020, 2023 and 2024 respectively.

Principal Receivable	Principal Payable	Inception date	Maturity date
NOK500 million	US$64.0 million	October 2017	March - June 2020
NOK600 million	US$76.8 million	September 2018	September 2023
NOK700 million	US$80.5 million	June 2019	June 2024
Apart from the NOK500 million, NOK600 million and NOK700 million senior unsecured bonds due 2020, 2023 and 2024, respectively, the majority of the Company’s transactions, assets and liabilities are denominated in U.S. dollars, the functional currency of the Company. Other than the corresponding currency swap transactions summarized above, the Company has not entered into forward contracts for either transaction or translation risk. Accordingly, there is a risk that currency fluctuations could have an adverse effect on the Company’s cash flows, financial condition and results of operations.
Fair Values
The carrying value and estimated fair value of the Company’s financial assets and liabilities at June 30, 2019 and December 31, 2018 are as follows:

	June 30, 2019	June 30, 2019	December 31, 2018	December 31, 2018
(in thousands of $)	Carrying value	Fair value	Carrying value	Fair value
Non-derivatives:
Available-for-sale debt securities	14,221	14,221	13,245	13,245
Equity securities	101,337	101,337	73,929	73,929
Floating rate NOK bonds due 2019	—	—	77,722	77,916
Floating rate NOK bonds due 2020	58,582	60,368	57,829	58,841
Floating rate NOK bonds due 2023	70,298	70,562	69,395	69,568
Floating rate NOK bonds due 2024	82,014	82,014	—	—
5.75% unsecured convertible bonds due 2021	212,230	213,822	212,230	199,496
4.875% unsecured convertible bonds due 2023	148,300	149,819	151,700	139,374
Derivatives:
Interest rate/currency swap contracts - short-term receivables	—	—	5,279	5,279
Interest rate/currency swap contracts - long-term receivables	2,597	2,597	10,633	10,633
Interest rate/currency swap contracts - short-term payables	4,390	4,390	45,047	45,047
Interest rate/currency swap contracts - long-term payables	16,713	16,713	16,213	16,213

The above short-term receivables relating to interest rate/currency swap contracts all relate to non-designated hedges at December 31, 2018. The above long-term receivables relating to interest rate/currency swap contracts at June 30, 2019, include $nil which relates to non-designated swap contracts (December 31, 2018: $5.2 million), with the balance relating to designated hedges. The above short-term payables relating to interest rate/currency swap contracts at June 30, 2019, include $nil which relates to non-designated swap contracts (December 31, 2018: $12.0 million), with the balance relating to designated hedges. The above long-term payables relating to interest rate/currency swap contracts at June 30, 2019, include $1.9 million which relates to non-designated swap contracts (December 31, 2018: $0.1 million), with the balance relating to designated hedges.
In accordance with the accounting policy relating to interest rate and currency swaps described in the Company’s Annual Report on Form 20-F for the year ended December 31, 2018, and following the adoption of ASU 2017-12, where the Company has designated the swap as a hedge, changes in the fair values of interest rate swaps are recognized in other comprehensive income. Changes in the fair value of other swaps not designated as hedges are recognized in the Consolidated Statement of Operations.
The above fair values of financial assets and liabilities as at June 30, 2019, were measured as follows:

		Fair value measurements using,
(in thousands of $)	June 30, 2019	Quoted Prices in Active Markets for identical Assets/Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Available-for-sale debt securities	14,221	14,221
Equity securities	101,337	101,337
Interest rate/ currency swap contracts - long-term receivables	2,597		2,597
Total assets	118,155	115,558	2,597
Liabilities:
Floating rate NOK bonds due 2020	60,368	60,368
Floating rate NOK bonds due 2023	70,562	70,562
Floating rate NOK bonds due 2024	82,014	82,014
5.75% unsecured convertible bonds due 2021	213,822	213,822
4.875% unsecured convertible bonds due 2023	149,819	149,819
Interest rate/currency swap contracts - short-term payables	4,390		4,390
Interest rate/currency swap contracts - long-term payables	16,713		16,713
Total liabilities	597,688	576,585	21,103

ASC Topic 820 "Fair Value Measurement and Disclosures" ("ASC 820") emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, ASC 820 establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within levels one and two of the hierarchy) and the reporting entity's own assumptions about market participant assumptions (unobservable inputs classified within level three of the hierarchy).

Level 1 inputs utilize unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Level 2 inputs are inputs other than quoted prices included in level one that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability, other than quoted prices, such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the assets or liabilities, which typically are based on an entity's own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

Investments in equity securities consist of (i) listed Frontline shares (ii) NorAm Drilling shares traded in the OTC market (iii) ADS shares traded on the Merkur Market whilst the investments in available-for-sale debt securities consist of listed and unlisted corporate bonds. The estimated fair value of the debt and equity securities consists of their aggregate market value as at the balance sheet date.

The estimated fair values for the floating rate NOK denominated bonds due 2020, 2023 and 2024, and the 5.75% and 4.875% unsecured convertible bonds due 2021 and 2023 are all based on their quoted market prices as at the balance sheet date.

The estimated fair value of interest rate and currency swap contracts is calculated using a well-established independent valuation technique applied to contracted cash flows and LIBOR or NIBOR interest rates as at June 30, 2019.
Concentrations of risk
There is a concentration of credit risk with respect to cash and cash equivalents to the extent that most of the amounts are carried with DNB Bank, Skandinaviska Enskilda Banken, ABN AMRO Bank, Nordea Bank, Bank of Valletta and Credit Agricole Corporate and Investment Bank. However, the Company believes this risk is remote.
There is also a concentration of revenue risk with certain customers to whom the Company has chartered multiple vessels.
In the six months ended June 30, 2019, Frontline Shipping accounted for approximately 4% of our consolidated operating revenues (six months ended June 30, 2018: 10%; year ended December 31, 2018: 8%). Frontline Shipping is a 100% owned subsidiary of Frontline, but the performance under the leases is not guaranteed by Frontline following amendments to the leases agreed in 2015. There is no requirement for a minimum cash balance in Frontline Shipping, but in exchange for releasing the guarantee a dividend restriction was introduced on Frontline Shipping whereby it can only make distributions to its parent company if it can demonstrate it will have minimum free cash of $2 million per vessel both prior to and following (i) such distribution and (ii) the payment of the next hire due and any profit share accrued under the charters. Due to the depressed tanker market during a substantial part of 2018, there is a risk that Frontline Shipping may not have sufficient funds to pay the agreed charter hires. However, the performance under the fixed price agreements with Frontline Management whereby we pay management fees of $9,000 per day for each vessel to cover all operating costs including drydocking costs, is guaranteed by Frontline.
In the six months ended June 30, 2019, the Company had eight Capesize dry bulk carriers leased to a fully guaranteed subsidiary of Golden Ocean Group Limited (“Golden Ocean”) which accounted for approximately 11% of our consolidated operating revenues (six months ended June 30, 2018: 14%; year ended December 31, 2018: 13%).
The Company also had 29 container vessels on long-term bareboat charters to MSC, which accounted for approximately 14% of our consolidated operating revenues in the six months ended June 30, 2019 (six months ended June 30, 2018: 11%; year ended December 31, 2018: 11%).
The Company had 10 container vessels on long-term time charters to Maersk Line A/S (“Maersk”) at June 30, 2019, which accounted for approximately 31% of our consolidated operating revenues in the six months ended June 30, 2019 (six months ended June 30, 2018: 26%; year ended December 31, 2018: 27%).
Following their acquisition in 2018, the Company has four container vessels on charter to Evergreen at June 30, 2019, which accounted for approximately 15% of our consolidated operating revenues in the six months ended June 30, 2019 (six months ended June 30, 2018: 3%; year ended December 31, 2018: 10%).
In addition, a significant portion of our net income is generated from our associated companies that lease rigs to subsidiaries of Seadrill. In the six months ended June 30, 2019, income from our associated companies accounted for approximately 26% of our consolidated net income (six months ended June 30, 2018: 36%; year ended, December 31, 2018: 39%).
The Company and three of the Company's subsidiaries, who own and lease the drilling rigs West Linus, West Hercules and West Taurus to subsidiaries of Seadrill, agreed to the Restructuring Plan announced by Seadrill in September 2017. As part of the agreement, SFL and its relevant subsidiaries have agreed to reduce the contractual charter hire payable by the relevant Seadrill subsidiaries by approximately 29% for a 5-year period with economic effect from January 1, 2018, with the reduced amounts added back in the period thereafter. The call options on behalf of the Seadrill subsidiaries under the relevant leases were also amended as part of the Restructuring Plan. The leases for West Hercules and West Taurus have been extended for a period of 13 months until December 2024, with amended purchase obligations at the new expiry of the charters. Concurrently, the banks that finance the three rigs have extended the loan period by approximately four years under each of the facilities, with reduced amortization in the extension period compared to the current amortization. The Restructuring Plan was implemented in July 2018, at which time Seadrill emerged from Chapter 11.
As discussed in Note 16: Commitments and contingent liabilities, the Company, at June 30, 2019, guaranteed a total of $266 million (December 31, 2018: $266 million) of the bank debt in these companies and had an outstanding receivable balance on loans granted by the Company to these associated companies totaling $319.0 million at June 30, 2019 (December 31, 2018: $342.0 million). The loans granted by the Company are considered not impaired at June 30, 2019, due to the fair value of the jack-up rig owned by SFL Linus and the ultra deepwater drilling rigs owned by SFL Deepwater and SFL Hercules exceeding the book values at June 30, 2019.